SUPPLEMENT DATED FEBRUARY 13, 2009

TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. DATED APRIL 30, 2008

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

LARGECAP BLEND ACCOUNT II, LARGECAP GROWTH ACCOUNT I, LARGECAP VALUE ACCOUNT III, SMALLCAP GROWTH ACCOUNT II, AND SMALLCAP VALUE ACCOUNT I

Beginning on or about July 1, 2009, Principal Management Corporation (“Principal”) will implement the following program in the LargeCap Blend Account II, LargeCap Growth Account I, LargeCap Value Account III, SmallCap Growth Account II, and SmallCap Value Account I:

Principal will invest between 10% and 40% of the Account’s assets in common stocks in an attempt to match or exceed the performance of the Account’s benchmark index for performance. The Account’s benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal’s strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal’s structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Account’s benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account’s benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account’s benchmark index for performance.

MIDCAP STOCK ACCOUNT

The following sentence appears in the April 30, 2008 prospectus: “Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of the most recent calendar year end ranged between approximately $0.3 billion and $12.4 billion) at the time of purchase.” Effective March 1, 2009, the following will replace the preceding quoted sentence: “Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations between approximately $1 billion and $10 billion at the time of purchase).”

PRINCIPAL LIFETIME 2010, 2020, 2030, 2040, 2050, AND STRATEGIC INCOME ACCOUNTS

Effective July 1, 2009, the management fee will be reduced from 0.1225% to 0.03% .

SMALLCAP BLEND ACCOUNT

Effective with the close of business on November 18, 2007, this Account was closed to new investors. Effective April 24, 2009, this Account will re-open to new investors.

MANAGEMENT OF THE FUND The Manager

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, LargeCap Value Account III, SmallCap Growth Account II, and SmallCap Value Account I. The remaining assets in each of these Accounts will be managed by the sub-advisor(s) named in the prospectus.

Principal will provide these investment advisory services through a portfolio manager who will function as a co-employee of Principal and Principal Global Investors, LLC (“PGI”) under an investment service agreement. Through the agreement, the portfolio manager will have access to PGI’s equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager will also have access to PGI’s trading staff and trade execution capabilities along with PGI’s order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

SUPPLEMENT DATED FEBRUARY 13, 2009

TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. DATED APRIL 30, 2008

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

LARGECAP BLEND ACCOUNT II, SMALLCAP GROWTH ACCOUNT II, AND SMALLCAP VALUE ACCOUNT I

Beginning on or about July 1, 2009, Principal Management Corporation (“Principal”) will implement the following program in the LargeCap Blend Account II, SmallCap Growth Account II, and SmallCap Value Account I:

Principal will invest between 10% and 40% of the Account’s assets in common stocks in an attempt to match or exceed the performance of the Account’s benchmark index for performance. The Account’s benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal’s strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal’s structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Account’s benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account’s benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account’s benchmark index for performance.

MIDCAP STOCK ACCOUNT

The following sentence appears in the April 30, 2008 prospectus: “Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of the most recent calendar year end ranged between approximately $0.3 billion and $12.4 billion) at the time of purchase.” Effective March 1, 2009, the following will replace the preceding quoted sentence: “Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations between approximately $1 billion and $10 billion at the time of purchase).”

MANAGEMENT OF THE FUND The Manager

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, SmallCap Growth Account II, and SmallCap Value Account I. The remaining assets in each of these Accounts will be managed by the sub-advisor(s) named in the prospectus.

Principal will provide these investment advisory services through a portfolio manager who will function as a co-employee of Principal and Principal Global Investors, LLC (“PGI”) under an investment service agreement. Through the agreement, the portfolio manager will have access to PGI’s equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager will also have access to PGI’s trading staff and trade execution capabilities along with PGI’s order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.